UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/27/2009

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52833

DELAWARE	75-3241967
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

360 CENTRAL AVENUE
SUITE 900
ST. PETERSBURG, FL 33701
(Address of principal executive offices, including zip code)

727-895-7737
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

(b) Effective April 27, 2009, the Audit Committee of the Board of Directors (the "Audit Committtee") of United Insurance Holdings Corp. (the "Company") engaged McGladrey & Pullen LLP ("McGladrey") as the Company's independent public accounting firm for the Company's fiscal year ending December 31, 2009.

During the years ended December 31, 2008 and December 31, 2007, respectively, and during the period from the end of the most recently completed fiscal year through the date of McGladrey's engagement, neither the Company nor anyone acting on its behalf has consulted with McGladrey on any of the matters or event set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.

Date: May 01, 2009	By:	/s/ Nicholas W. Griffin
Nicholas W. Griffin
Chief Financial Officer